Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Short-Term Municipal Bond Fund

On January 16, 2015, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 10,000 Transportation Revenue Bonds, Series 2015A, Subseries 2015A-2, SIFMA Floating Rate Tender Notes issued by the Metropolitan Transit Authority (CUSIP NO. 59259Y4J5) (the "Notes") at a purchase price of $100.000 per Note, including underwriter compensation of 0.275%. The Notes were purchased from J.P. Morgan Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities Inc.
The Williams Capital Group, L.P.
Bank of America Merrill Lynch
Citigroup
Goldman, Sachs & Co.
Jefferies
Loop Capital Markets LLC
Morgan Stanley
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Wells Fargo Securities
Barclays Capital Inc.
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Duncan-Williams, Inc.
Estrada Hinojosa & Company, Inc.
Fidelity Capital Markets
Janney Montgomery Scott
KeyBanc Capital Markets Inc.
M&T Securities, Inc.
Mesirow Financial, Inc.
Piper Jaffray & Co.
PNC Capital Markets LLC
Oppenheimer & Co., Inc.
Raymond James
Rice Financial Products Company
Roosevelt & Cross, Inc.

NY 73541201v7

Stern Brothers & Co.
Stifel, Nicolaus & Co., Inc.
TD Securities
US Bancorp

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 8-9, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1.	Account/Fund Name:	**BNY Mellon National Short Term Municipal Bond fund**
2.	Anticipated Purchase Date:	1/16/2015
3.	Total Net Assets of Account/Fund:	$ 1,201,917,775
4.	Type and Description of Security to be Purchased:	Metro Trans Auth subseries 2015A-2 Var 11/15/39
5.	Credit Rating of Security (Rating/Rating Agency):	AA-/A2/A
6.	Name of Underwriting Syndicate Dealer Effecting Transaction:	JP Morgan Securities
7.	Name of Affiliated Underwriter in Underwriting Syndicate:	BNY Mellon Capital Markets, LLC.
8.	Issue Size:	250,000,000
9.	Cusip:	59259Y4J5
10.	Amount Purchased by Account/Fund(units/shares):	10,000 Units
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund:	4.00%
12.	Amount Purchased as a Percentage of Account/Fund Assets:	0.83%
13.	Purchase Price of Securities (if at par, so state)	$100.000
14.	Commission/Spread Received by Principal Underwriters(takedown):	0.275%
15.	Yield (as applicable):	0.60%
16.	Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase:	0.60%
17.	The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy:	

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1.	Was Price paid for all block purchases the same for all participants? (Must be Yes):	**Yes**
2.	Was Security Purchased on Offer Date? (Must be Yes):	**Yes**
3.	Was Issuer in continuous operation for at least 3 years? (Must be Yes):	**Yes**
4.	Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	**Yes**
5.	Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	**No**
6.	Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	**Yes**
7.	*Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	**Yes**
8.	*Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	**Yes**

LOB Asset management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)	Greg Conant	Signature	Date 1/16/2015
LOB CIO/COO Name (Print)	John Flahive	Signature	Date 1/16/2015
Chief Compliance Officer Name (Print)	Robert Bristow	Signature	Date 1/16/2015

Notes:

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Intermediate Bond Fund

On February 18, 2015, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,950 3.125% Senior Notes due 2025 issued by Waste Management, Inc. (CUSIP NO.94106LBA6) (the "Notes") at a purchase price of $99.574 per Note, including underwriter compensation of 0.650%. The Notes were purchased from Deutsche Bank Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Credit Suisse Securities (USA), LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Barclays Capital Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
RBS Securities Inc.
Wells Fargo Securities, LLC
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
BBVA Securities Inc.
BNP Paribas Securities Corp.
Citigroup World Markets Inc.
PNC Capital Markets LLC
SMBC Nikko Securities America, Inc.
U.S. Bancorp Investments, Inc.
Blaylock Beal Van, LLC
BNY Mellon Capital Markets, LLC
Comerica Securities, Inc.
Drexel Hamilton, LLC
Lloyds Securities, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 8-9, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Intermediate Bond Fund**
2. Anticipated Purchase Date:		2/18/2015
3. Total Net Assets of Account/Fund:		$909,642,761
4. Type and Description of Security to be Purchased:		Waste Management Inc. 3.125% 3/1/2025
5. Credit Rating of Security (Rating/Rating Agency):		Baa2/A-/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Deutsche Bank
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		600,000,000
9. CUSIP		94106LBA6
10. Amount Purchased by Account/Fund	1,950	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.33%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.21%
13. Purchase Price of Securities (if at par, so state)		$99.574
14. Commission/Spread Received by Principal Underwriters		0.650%
15. Yield (as applicable):		3.17%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.17%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Asset Allocation Fund

On March 13, 2015, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 175 4.13% Limited Project Revenue Bonds due 2045, issued by the Regents of the University of California (CUSIP NO. 91412GXY6) (the "Bonds") at a purchase price of $100.000 per Bond, including underwriter compensation of 0.375%. The Bonds were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Raymond James
Alamo Capital
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets, LLC
Morgan Stanley & Co. LLC
Prager & Co., LLC
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Stifel, Nicolaus & Company, Inc.
Sutter Securities Incorporated
Wells Fargo Securities LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 8-9, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Asset Allocation Fund**
2. Anticipated Purchase Date:	3/13/2015
3. Total Net Assets of Account/Fund:	$504,103,900
4. Type and Description of Security to be Purchased:	University of California 4.13% 5/15/2045
5. Credit Rating of Security (Rating/Rating Agency):	Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Barclays
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	436,455,000
9. CUSIP	91412GXY6
10. Amount Purchased by Account/Fund	175 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.04%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.03%
13. Purchase Price of Securities (if at par, so state)	$100.000
14. Commission/Spread Received by Principal Underwriters	0.375%
15. Yield (as applicable):	4.13%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.13%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Bond Fund

On March 13, 2015, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,830 4.13% Limited Project Revenue Bonds due 2045, issued by the Regents of the University of California (CUSIP NO. 91412GXY6) (the "Bonds") at a purchase price of $100.000 per Bond, including underwriter compensation of 0.375%. The Bonds were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Raymond James
Alamo Capital
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets, LLC
Morgan Stanley & Co. LLC
Prager & Co., LLC
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Stifel, Nicolaus & Company, Inc.
Sutter Securities Incorporated
Wells Fargo Securities LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 8-9, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Bond Fund**
2. Anticipated Purchase Date:	3/13/2015
3. Total Net Assets of Account/Fund:	$1,048,028,877
4. Type and Description of Security to be Purchased:	University of California 4.13% 5/15/2045
5. Credit Rating of Security (Rating/Rating Agency):	Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Barclays
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC
8. Issue Size	436,455,000
9. CUSIP	91412GXY6
10. Amount Purchased by Account/Fund	2,830 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.65%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.27%
13. Purchase Price of Securities (if at par, so state)	$100.000
14. Commission/Spread Received by Principal Underwriters	0.375%
15. Yield (as applicable):	4.13%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.13%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On March 13, 2015, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 10,000 4.13% Limited Project Revenue Bonds due 2045, issued by the Regents of the University of California (CUSIP NO. 91412GXY6) (the "Bonds") at a purchase price of $100.000 per Bond, including underwriter compensation of 0.375%. The Bonds were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Raymond James
Alamo Capital
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets, LLC
Morgan Stanley & Co. LLC
Prager & Co., LLC
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Stifel, Nicolaus & Company, Inc.
Sutter Securities Incorporated
Wells Fargo Securities LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 8-9, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Municipal Opportunities Fund**
2. Anticipated Purchase Date:		3/13/2015
3. Total Net Assets of Account/Fund:		$1,216,658,223
4. Type and Description of Security to be Purchased:		University of California 4.13% 5/15/2045
5. Credit Rating of Security (Rating/Rating Agency):		Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Barclays
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC
8. Issue Size		436,455,000
9. CUSIP		91412GXY6
10. Amount Purchased by Account/Fund	10,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		2.29%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.82%
13. Purchase Price of Securities (if at par, so state)		$100.000
14. Commission/Spread Received by Principal Underwriters		0.375%
15. Yield (as applicable):		4.13%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		4.13%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)

I Lv

+ This transaction complies with all applicable provisions of the Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate

+ This purchase will not be designated as a “group sale” (he, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter’s account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.

+ The decision to enter into this transaction is based solely on the best interests of the accountlfund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction,

•• The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities, If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

+ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule lOf-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. Per Rule lOf-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company’s investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offerinq.

If the transaction pertains to an advised or sub- advised mutual fund, this form must be submitted to the applicable mutual fund CCO

•. Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

• Exhibit C, ERISA checklist per DOL PTE 75-1

• Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

• Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds

• G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print) BNY MELLON WEALTH MANAGEMENT

LOB Portfolio Manager Name (Print) YJ SANVILLE SI ature Date 3,13/2015

LOB CIO/COO Name (Print) e3/l3/Ol5

/ V

Chief Compliance Officer Name (Print) G. ROBERT BRISTOW Signature Date 3/13/2015

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On March 13, 2015, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 11,000 5.00% Limited Project Revenue Bonds due 2031 issued by the Regents of the University of California (CUSIP NO. 91412GYQ2) (the "Bonds") at a purchase price of $116.797 per Bond, including underwriter compensation of 0.375%. The Bonds were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Raymond James
Alamo Capital
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets, LLC
Morgan Stanley & Co. LLC
Prager & Co., LLC
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Stifel, Nicolaus & Company, Inc.
Sutter Securities Incorporated
Wells Fargo Securities LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 8-9, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Municipal Opportunities Fund**
2. Anticipated Purchase Date:		3/13/2015
3. Total Net Assets of Account/Fund:		$1,216,658,223
4. Type and Description of Security to be Purchased:		University of California 5.0% 5/15/2031
5. Credit Rating of Security (Rating/Rating Agency):		Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Barclays
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		1,235,030,000
9. CUSIP		91412GYQ2
10. Amount Purchased by Account/Fund	11,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.89%
12. Amount Purchased as a Percentage of Account/Fund Assets		1.06%
13. Purchase Price of Securities (if at par, so state)		$116.797
14. Commission/Spread Received by Principal Underwriters		0.375%
15. Yield (as applicable):		3.62%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.62%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On March 13, 2015, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 5.00% Limited Project Revenue Bonds due 2040 issued by the Regents of the University of California (CUSIP NO. 91412GYV1) (the "Bonds") at a purchase price of $114.729 per Bond, including underwriter compensation of 0.375%. The Bonds were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Raymond James
Alamo Capital
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets, LLC
Morgan Stanley & Co. LLC
Prager & Co., LLC
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Stifel, Nicolaus & Company, Inc.
Sutter Securities Incorporated
Wells Fargo Securities LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 8-9, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Municipal Opportunities Fund**
2. Anticipated Purchase Date:	3/13/2015
3. Total Net Assets of Account/Fund:	$1,216,658,223
4. Type and Description of Security to be Purchased:	University of California 5.0% 5/15/2040
5. Credit Rating of Security (Rating/Rating Agency):	Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Barclays
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	1,235,030,000
9. CUSIP	91412GYV1
10. Amount Purchased by Account/Fund	3,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.24%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.28%
13. Purchase Price of Securities (if at par, so state)	$114.729
14. Commission/Spread Received by Principal Underwriters	0.375%
15. Yield (as applicable):	4.06%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.06%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On March 13, 2015, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 9,000 5.00% General Revenue Bonds due 2031 issued by the Regents of the University of California (CUSIP NO. 91412GVZ5) (the "Bonds") at a purchase price of $117.464 per Bond, including underwriter compensation of 0.375%. The Bond were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Raymond James
Alamo Capital
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets, LLC
Morgan Stanley & Co. LLC
Prager & Co., LLC
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Stifel, Nicolaus & Company, Inc.
Sutter Securities Incorporated
Wells Fargo Securities LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 8-9, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon National Intermediate Municipal Bond Fund**
2. Anticipated Purchase Date:		3/13/2015
3. Total Net Assets of Account/Fund:		$2,014,605,932
4. Type and Description of Security to be Purchased:		University of California 5.0% 5/15/2031
5. Credit Rating of Security (Rating/Rating Agency):		Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Barclays
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		797,020,000
9. CUSIP		91412GVZ5
10. Amount Purchased by Account/Fund	9,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		1.13%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.52%
13. Purchase Price of Securities (if at par, so state)		$117.464
14. Commission/Spread Received by Principal Underwriters		0.375%
15. Yield (as applicable):		3.57%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.57%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On March 13, 2015, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 11,000 5.00% Limited Project Revenue Bonds due 2030 issued by the Regents of the University of California (CUSIP NO. 91412GZF5) (the "Bonds") at a purchase price of $117.178 per Bond, including underwriter compensation of 0.375%. The Bonds were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Raymond James
Alamo Capital
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets, LLC
Morgan Stanley & Co. LLC
Prager & Co., LLC
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Stifel, Nicolaus & Company, Inc.
Sutter Securities Incorporated
Wells Fargo Securities LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 8-9, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon National Intermediate Municipal Bond Fund**
2. Anticipated Purchase Date:	3/13/2015
3. Total Net Assets of Account/Fund:	$2,014,605,932
4. Type and Description of Security to be Purchased:	University of California 5.0% 5/15/2030
5. Credit Rating of Security (Rating/Rating Agency):	Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Barclays
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	1,235,030,000
9. CUSIP	91412GZF5
10. Amount Purchased by Account/Fund	11,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.89%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.64%
13. Purchase Price of Securities (if at par, so state)	$117.178
14. Commission/Spread Received by Principal Underwriters	0.375%
15. Yield (as applicable):	3.53%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.53%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On March 23, 2015, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 7,000 3.750% Fixed Rate Senior Notes due 2025 issued by Credit Suisse Group Funding (Guernsey) Limited (CUSIP NO. 225433AA9) (the "Notes") at a purchase price of $99.760 per Note, including underwriter compensation of 0.200%. The Notes were purchased from Credit Suisse Securities (USA) LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Credit Suisse Securities (USA) LLC
Barclays Capital Inc.
BMO Capital Markets
BNY Mellon Capital Markets, LLC
Capital One Securities, Inc.
CIBC World Markets Corp.
Citigroup Global Markets Inc.
Fifth Third Securities, Inc.
ING Financial Markets LLC
Morgan Stanley & Co., LLC
RBC Capital Markets, LLC
RBS Securities Inc.
Scotia Capital (USA) Inc.
SunTrust Robinson Humphrey, Inc.
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
MFR Securities, Inc.
Mischler Financial Group, Inc.
Samuel A. Ramirez & Company, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 8-9, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		3/23/2015
3. Total Net Assets of Account/Fund:		$813,917,953
4. Type and Description of Security to be Purchased:		Credit Suisse FP Fund 3.75% 3/26/2025
5. Credit Rating of Security (Rating/Rating Agency):		A2/BBB+/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Credit Suisse Securities (USA) LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		2,500,000,000
9. CUSIP		225433AA9
10. Amount Purchased by Account/Fund	7,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.28%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.86%
13. Purchase Price of Securities (if at par, so state)		$99.760
14. Commission/Spread Received by Principal Underwriters		0.200%
15. Yield (as applicable):		3.78%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.78%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On April 1, 2015, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 4.77% General Revenue Bonds, 2015 Series AQ issued by The Regents of the University of California (CUSIP NO. 91412GC86) (the "Bonds") at a purchase price of $100.000 per Bond, including underwriter compensation of 0.875%. The Bonds were purchased from Barclays Capital Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Goldman, Sachs, & Co.
Alamo Capital
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Fidelity Capital Markets
FTN Financial Capital Markets
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Morgan Stanley & Co. LLC
Prager & Co., LLC
Ramirez & Co., Inc.
Raymond James
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Stifel, Nicolaus & Company, Inc.
Sutter Securities Incorporated
Wells Fargo Securities
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Municipal Opportunities Fund**
2. Anticipated Purchase Date:	4/1/2015
3. Total Net Assets of Account/Fund:	$1,219,097,220
4. Type and Description of Security to be Purchased:	University of California 2015 Series AQ 4.77% 5/15/2115
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Barclays Capital
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	500,000,000
9. CUSIP	91412GC86
10. Amount Purchased by Account/Fund	3,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.60%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.25%
13. Purchase Price of Securities (if at par, so state)	$100.000
14. Commission/Spread Received by Principal Underwriters	0.875%
15. Yield (as applicable):	4.77%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.77%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Asset Allocation Fund

On April 16, 2015, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 525 Medium-Term Notes, Series L, 3.950% Subordinated Notes due 2025 issued by the Bank of America Corporation (CUSIP NO. 06051GFP9) (the "Notes") at a purchase price of $99.705 per Note, including underwriter compensation of 0.450%. The Notes were purchased from Bank of America, N.A., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated ABN AMRO Securities (USA) LLC

ANZ Securities, Inc. Banca IMI S.p.A. Barclays Capital Inc. BBVA Securities Inc.

BNY Mellon Capital Markets, LLC Capital One Securities, Inc.

CIBC World Markets Corp. Commerz Markets LLC

     Danske Markets Inc. Deutsche Bank Securities Inc. ING Financial Markets LLC

     Lloyds Securities Inc. Mitsubishi UFJ Securities (USA), Inc.

Mizuho Securities USA Inc. nabSecurities, LLC

Natixis Securities Americas LLC Nykredit Bank A/S

Rabo Securities USA, Inc.

RB International Markets (USA) LLC Santander Investment Securities Inc.

     Scotia Capital (USA) Inc. SG Americas Securities, LLC

     Standard Chartered Bank UniCredit Capital Markets LLC

     Apto Partners, LLC Blaylock Beal Van, LLC Drexel Hamilton, LLC

Samuel A. Ramirez & Company, Inc.

NY 73541201v7

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Asset Allocation Fund**
2. Anticipated Purchase Date:	4/16/2015
3. Total Net Assets of Account/Fund:	$511,316,592
4. Type and Description of Security to be Purchased:	Bank of America 3.95% 4/21/2025
5. Credit Rating of Security (Rating/Rating Agency):	Baa3/BBB+/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Bank of America NA
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	2,500,000,000
9. CUSIP	06051GFP9
10. Amount Purchased by Account/Fund	525 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.02%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.10%
13. Purchase Price of Securities (if at par, so state)	$99.705
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	3.99%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.99%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Bond Fund

On April 16, 2015, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 9,170 Medium-Term Notes, Series L, 3.950% Subordinated Notes due 2025 issued by the Bank of America Corporation (CUSIP NO. 06051GFP9) (the "Notes") at a purchase price of $99.705 per Note, including underwriter compensation of 0.450%. The Notes were purchased from Bank of America, N.A., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated ABN AMRO Securities (USA) LLC

ANZ Securities, Inc. Banca IMI S.p.A. Barclays Capital Inc. BBVA Securities Inc.

BNY Mellon Capital Markets, LLC Capital One Securities, Inc.

CIBC World Markets Corp. Commerz Markets LLC

     Danske Markets Inc. Deutsche Bank Securities Inc. ING Financial Markets LLC

     Lloyds Securities Inc. Mitsubishi UFJ Securities (USA), Inc.

Mizuho Securities USA Inc. nabSecurities, LLC

Natixis Securities Americas LLC Nykredit Bank A/S

Rabo Securities USA, Inc.

RB International Markets (USA) LLC Santander Investment Securities Inc.

     Scotia Capital (USA) Inc. SG Americas Securities, LLC

     Standard Chartered Bank UniCredit Capital Markets LLC

     Apto Partners, LLC Blaylock Beal Van, LLC Drexel Hamilton, LLC

Samuel A. Ramirez & Company, Inc.

NY 73541201v7

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Bond Fund**
2. Anticipated Purchase Date:	4/16/2015
3. Total Net Assets of Account/Fund:	$1,058,431,605
4. Type and Description of Security to be Purchased:	Bank of America 3.95% 4/21/2025
5. Credit Rating of Security (Rating/Rating Agency):	Baa3/BBB+/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Bank of America NA
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	2,500,000,000
9. CUSIP	06051GFP9
10. Amount Purchased by Account/Fund	9,170 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.37%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.86%
13. Purchase Price of Securities (if at par, so state)	$99.705
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	3.99%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.99%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Intermediate Bond Fund

On April 16, 2015, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 7,175 Medium-Term Notes, Series L, 3.950% Subordinated Notes due 2025 issued by the Bank of America Corporation (CUSIP NO. 06051GFP9) (the "Notes") at a purchase price of $99.705 per Note, including underwriter compensation of 0.450%. The Notes were purchased from Bank of America, N.A., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated ABN AMRO Securities (USA) LLC

ANZ Securities, Inc. Banca IMI S.p.A. Barclays Capital Inc. BBVA Securities Inc.

BNY Mellon Capital Markets, LLC Capital One Securities, Inc.

CIBC World Markets Corp. Commerz Markets LLC

     Danske Markets Inc. Deutsche Bank Securities Inc. ING Financial Markets LLC

     Lloyds Securities Inc. Mitsubishi UFJ Securities (USA), Inc.

Mizuho Securities USA Inc. nabSecurities, LLC

Natixis Securities Americas LLC Nykredit Bank A/S

Rabo Securities USA, Inc.

RB International Markets (USA) LLC Santander Investment Securities Inc.

     Scotia Capital (USA) Inc. SG Americas Securities, LLC

     Standard Chartered Bank UniCredit Capital Markets LLC

     Apto Partners, LLC Blaylock Beal Van, LLC Drexel Hamilton, LLC

Samuel A. Ramirez & Company, Inc.

NY 73541201v7

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Intermediate Bond Fund**
2. Anticipated Purchase Date:	4/16/2015
3. Total Net Assets of Account/Fund:	$917,157,784
4. Type and Description of Security to be Purchased:	Bank of America 3.95% 4/21/2025
5. Credit Rating of Security (Rating/Rating Agency):	Baa3/BBB+/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Bank of America NA
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	2,500,000,000
9. CUSIP	06051GFP9
10. Amount Purchased by Account/Fund	7,175 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.29%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.78%
13. Purchase Price of Securities (if at par, so state)	$99.705
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	3.99%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.99%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On April 17, 2015, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 Future Tax Secured Subordinate Bonds, Fiscal 2015 Series E Tax-Exempt Bonds issued by the New York City Transitional Finance Authority (CUSIP NO. 64971WTX8) (the "Bonds") at a purchase price of $115.725 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Loop Capital Markets, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Loop Capital Markets LLC
Barclays Capital Inc
Bank of America Merrill Lynch
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
Citigroup Inc.
Fidelity Capital Markets
Jefferies LLC
Oppenheimer & Co., Inc.
Ramirez & Co., Inc.
Raymond James & Associates, Inc.
RBC Capital Markets LLC
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Brandford Shank & Co., L.L.C.
Southwest Securities, Inc.
Stifel, Nicolaus & Company, Incorporated
BNY Mellon Capital Markets, LLC
Estrada Hinojosa & Company, Inc.
Prager & Co., LLC
Sterne, Agee & Leach, Inc.
US Bancorp
The Williams Capital Group, LP

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a

NY 73541201v7

Board meeting held on September 9-10, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon National Intermediate Municipal Bond Fund**
2. Anticipated Purchase Date:	4/17/2015
3. Total Net Assets of Account/Fund:	$2,030,853,798
4. Type and Description of Security to be Purchased:	New York City Transitional Fin Auth Ser E 5% 2/1/2035
5. Credit Rating of Security (Rating/Rating Agency):	Aa1/AAA/AAA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Loop Capital Markets, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	650,000,000
9. CUSIP	64971WTX8
10. Amount Purchased by Account/Fund	5,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.77%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.28%
13. Purchase Price of Securities (if at par, so state)	$115.725
14. Commission/Spread Received by Principal Underwriters	0.500%
15. Yield (as applicable):	3.86%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.86%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On May 8, 2015, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,500 units of 5.00% General Revenue Bonds, Series 2015A issued by the Triborough Bridge and Tunnel Authority (CUSIP NO. 89602N3C6) (the "Bonds") at a purchase price of $114.658 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Loop Capital Markets, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities, Inc.
Bank of America Merrill Lynch
Barclays Capital Inc.
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Citigroup Inc.
Drexel Hamilton, LLC
Duncan-Williams, Inc.
Estrada Hinojosa & Company, Inc.
Fidelity Capital Markets
Goldman, Sachs, & Co.
J.P. Morgan Securities LLC
Janney Montgomery Scott, LLC
Jefferies LLC
KeyBanc Capital Markets, Inc.
Loop Capital Markets, LLC
M&T Securities, Inc.
Mesirow Financial, Inc.
Morgan Stanley & Co. LLC
Oppenheimer & Co., Inc.
Piper Jaffray & Co.
PNC Capital Markets LLC
Raymond James & Associates, Inc.
RBC Capital Markets LLC
Rice Financial Products Company
Roosevelt & Cross Incorporated
Ramirez & Co., Inc.
Siebert Brandford Shank & Co., L.L.C.
Stern Brothers & Co.

NY 73541201v7

Stifel, Nicolaus & Company, Inc.
TD Securities (USA) LLC
US Bancorp
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Municipal Opportunities Fund**
2. Anticipated Purchase Date:	5/8/2015
3. Total Net Assets of Account/Fund:	$1,196,896,239
4. Type and Description of Security to be Purchased:	Triborough Bridge and Tunnel Authority 5.0% 11/15/2045
5. Credit Rating of Security (Rating/Rating Agency):	Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Loop Capital markets, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	225,000,000
9. CUSIP	89602N3C6
10. Amount Purchased by Account/Fund	1,500 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.67%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.14%
13. Purchase Price of Securities (if at par, so state)	$114.658
14. Commission/Spread Received by Principal Underwriters	0.50%
15. Yield (as applicable):	4.38%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.38%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On May 8, 2015, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 units of 5.00% General Revenue Bonds, Series 2015A issued by the Triborough Bridge and Tunnel Authority (CUSIP NO. 89602N3B8) (the "Bonds") at a purchase price of $112.295 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Loop Capital Markets, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities, Inc.
Bank of America Merrill Lynch
Barclays Capital Inc.
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Citigroup Inc.
Drexel Hamilton, LLC
Duncan-Williams, Inc.
Estrada Hinojosa & Company, Inc.
Fidelity Capital Markets
Goldman, Sachs, & Co.
J.P. Morgan Securities LLC
Janney Montgomery Scott, LLC
Jefferies LLC
KeyBanc Capital Markets, Inc.
Loop Capital Markets, LLC
M&T Securities, Inc.
Mesirow Financial, Inc.
Morgan Stanley & Co. LLC
Oppenheimer & Co., Inc.
Piper Jaffray & Co.
PNC Capital Markets LLC
Raymond James & Associates, Inc.
RBC Capital Markets LLC
Rice Financial Products Company
Roosevelt & Cross Incorporated
Ramirez & Co., Inc.
Siebert Brandford Shank & Co., L.L.C.
Stern Brothers & Co.

NY 73541201v7

Stifel, Nicolaus & Company, Inc.
TD Securities (USA) LLC
US Bancorp
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Municipal Opportunities Fund**
2. Anticipated Purchase Date:		5/8/2015
3. Total Net Assets of Account/Fund:		$1,196,896,239
4. Type and Description of Security to be Purchased:		Triborough Bridge and Tunnel Authority 5.0% 11/15/2040
5. Credit Rating of Security (Rating/Rating Agency):		Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Loop Capital markets, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		225,000,000
9. CUSIP		89602N3B8
10. Amount Purchased by Account/Fund	1,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.44%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.09%
13. Purchase Price of Securities (if at par, so state)		$112.295
14. Commission/Spread Received by Principal Underwriters		0.50%
15. Yield (as applicable):		4.21%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		4.21%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On June 1, 2015, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 3.85% Senior Notes due 2025 issued by Marathon Oil Corporation (CUSIP NO. 565849AL0) (the "Notes") at a purchase price of $99.771 per Note, including underwriter compensation of 0.65%. The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Mizuho Securities (USA) Inc.
Scotia Capital (USA) Inc.
DNB Markets, Inc.
Goldman, Sachs & Co.
HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities (USA) Inc.
PNC Capital Markets LLC
RBC Capital Markets, LLC
SG Americas Securities, LLC
U.S. Bancorp Investments, Inc.
BNY Mellon Capital Markets, LLC
Lloyds Securities Inc.
Loop Capital Markets LLC
SMBC Nikko Securities America, Inc.
Standard Chartered Bank
Fifth Third Securities, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		6/1/2015
3. Total Net Assets of Account/Fund:		$825,646,135
4. Type and Description of Security to be Purchased:		Marathon Oil Corporation 3.85% 6/1/2025
5. Credit Rating of Security (Rating/Rating Agency):		Baa1/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		J.P. Morgan Securities, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		2,000,000,000
9. CUSIP		565849AL0
10. Amount Purchased by Account/Fund	5,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.25%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.60%
13. Purchase Price of Securities (if at par, so state)		$99.771
14. Commission/Spread Received by Principal Underwriters		0.65%
15. Yield (as applicable):		3.88%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.88%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On June 9, 2015, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 5.700% Senior Notes due 2035 issued by Reynolds American Inc. (CUSIP NO. 761713BA3) (the "Notes") at a purchase price of $99.558 per Note, including underwriter compensation of 0.875%. The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Credit Suisse Securities (USA) LLC
Goldman, Sachs & Co.
Mizuho Securities USA Inc.
RBC Capital Markets, LLC
Scotia Capital (USA) Inc.
Fifth Third Securities, Inc.
Wells Fargo Securities, LLC
PNC Capital Markets LLC
BNY Mellon Capital Markets, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		6/9/2015
3. Total Net Assets of Account/Fund:		$809,987,581
4. Type and Description of Security to be Purchased:		Reynolds American Inc. 5.7% 8/15/2035
5. Credit Rating of Security (Rating/Rating Agency):		Baa3/BBB-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Citigroup Global Markets, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		9,000,000,000
9. CUSIP		761713BA3
10. Amount Purchased by Account/Fund	2,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.02%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.25%
13. Purchase Price of Securities (if at par, so state)		$99.558
14. Commission/Spread Received by Principal Underwriters		0.875%
15. Yield (as applicable):		5.74%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		5.74%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On June 25, 2015, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,210 5.00% General Obligation Refunding Bonds, Series 2015A, due 2031 issued by the City of Philadelphia, Pennsylvania (CUSIP NO. 717813RP6) (the "Bonds") at a purchase price of $110.749 per Bond, including underwriter compensation of 0.375%. The Bonds were purchased from Wells Fargo Securities, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Wells Fargo Securities, LLC
Loop Capital Markets, LLC
BNY Mellon Capital Markets, LLC
Blaylock Beal Van, LLC
Mesirow Financial, Inc.
REB Capital Markets

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 9-10, 2015. These materials include additional information about the terms of the transaction.

NY 73541201v7

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Pennsylvania Intermediate Municipal Bond Fund**
2. Anticipated Purchase Date:	6/25/2015
3. Total Net Assets of Account/Fund:	$290,593,406
4. Type and Description of Security to be Purchased:	City of Philadelphia, Pennsylvania 5.0% 8/1/2031
5. Credit Rating of Security (Rating/Rating Agency):	A2/A+/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Wells Fargo Securities, LLC.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	138,795,000
9. CUSIP	717813RP6
10. Amount Purchased by Account/Fund	1,210 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.87%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.46%
13. Purchase Price of Securities (if at par, so state)	$110.749
14. Commission/Spread Received by Principal Underwriters	0.375%
15. Yield (as applicable):	4.08%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.08%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes